American Century Capital Portfolios, Inc. Prospectus Supplement Small Cap Value Fund
Supplement dated June 25, 2010 ¡ Prospectus dated March 1, 2010

The following replaces the Annual Total Returns table on page 4.

For the calendar year ended December 31, 2009	1 year	5 years	10 years
Investor Class Return Before Taxes	38.75%	4.11%	12.57%
Return After Taxes on Distributions	38.36%	1.84%	10.59%
Return After Taxes on Distributions and Sale of Fund Shares	25.58%	2.77%	10.37%
Institutional Class Return Before Taxes	39.27%	4.34%	12.81%
A Class(1) Return Before Taxes	30.52%	2.65%	11.65%
C Class(2) Return Before Taxes	37.41%	3.07%	11.44%
R Class(2) Return Before Taxes	38.17%	3.60%	12.01%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	20.58%	-0.01%	8.27%

1	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been restated to reflect this charge.

2
Historical performance for C and R Classes prior to their inception on March 1, 2010, is based on the performance of Investor Class shares. C and R Class performance has been adjusted to reflect the differences in sales charges, if applicable, and expenses between classes.

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

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